               AmeriCredit Automobile Receivables Trust 1999-D
                    Class A-1 6.4100% Asset Backed Notes
                    Class A-2 6.7900% Asset Backed Notes
                    Class A-3 7.0200% Asset Backed Notes
                      Preliminary Servicer's Certificate



This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    1/1/2000
Monthly Period Ending:      1/31/2000


I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
      A.       Beginning of period Aggregate Principal Balance                                                       $680,072,982
                                                                                                                     ------------

      B.       Purchase of Subsequent Receivables                                                                     199,999,999
                                                                                                                     ------------

      C.       Monthly Principal Amounts

               (1)     Collections on Receivables outstanding
                             at end of period                                                           19,038,848
                                                                                                       -----------
               (2)     Collections on Receivables paid off
                             during period                                                               3,854,709
                                                                                                       -----------
               (3)      Receivables becoming Liquidated Receivables
                             during period                                                               1,002,761
                                                                                                       -----------
               (4)      Receivables becoming Purchased Receivables
                             during period
               (5)      Cram Down Losses occurring during period
               (6)      Other Receivables adjustments                                                       36,424
                                                                                                       -----------
               (7)       Less amounts allocable to Interest                                            (11,403,734)
                                                                                                       -----------

               Total Monthly Principal Amounts                                                                         12,529,008
                                                                                                                     ------------

      D.       End of period Aggregate Principal Balance                                                             $867,543,973
                                                                                                                     ============

      E.       Pool Factor                                                                                             96.393778%
                                                                                                                     ============

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                           Class A-1   Class A-2       Class A-3      TOTAL
                                                                           ---------   ---------       ---------      -----

      A.       Beginning of period Note Balance                          $420,790,015  $192,000,000    $258,000,000  $870,790,015
                                                                         --------------------------------------------------------

      B.       Noteholders' Principal Distributable Amount                 12,529,008             0               0    12,529,008
      C.       Noteholders' Accelerated Principal Amount                    5,783,204             0               0     5,783,204
      D.       Accelerated Payment Amount Shortfall                            80,537             0               0        80,537
      E.       Note Prepayment Amount                                              29             0               0            29
      F.       Deficiency Claim Amount                                              0             0               0             0
                                                                         --------------------------------------------------------


      G.       End of period Note Balance                                $402,397,297  $192,000,000    $258,000,000  $852,397,237
                                                                         ========================================================

      H.       Note Pool Factors                                          89.4216082%  100.0000000%    100.0000000%   94.7108041%
                                                                         ========================================================








                                                               1


III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.       Beginning of period Pre-Funding Account balance                                                       $200,000,028
                                                                                                                     ------------
      B.       Purchase of Subsequent Receivables                                                     (199,999,999)
                                                                                                       -----------
      C.       Investment Earnings                                                                         617,245
                                                                                                       -----------
      D.       Investment Earnings Transfer to Collections Account                                        (617,245)
                                                                                                       -----------
      E.       Payment of Mandatory Prepayment Amount                                                          (29)
                                                                                                       -----------
                                                                                                                     (200,000,028)
                                                                                                                     ------------
      F.       End of period Pre-Funding Account balance                                                                       $0
                                                                                                                     ============

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.       Total Monthly Principal Amounts                                                                        $12,529,008
                                                                                                                     ------------
      B.       Required Pro-forma Note Balance                                                         780,789,576
                                                                                                       -----------
      C.       Pro-forma Note Balance (Assuming 100% Paydown of Total
                     Monthly Principal Amounts)                                                        858,261,007
                                                                                                       -----------
      D.       Step-down Amount  (B. - C.)                                                                                      0
                                                                                                                     ------------
      E.       Principal Distributable Amount  (A.- D.)                                                               $12,529,008
                                                                                                                     ============

V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.       Beginning of period Capitalized Interest Account balance                                                $1,666,667
                                                                                                                     ------------
      B.       Monthly Capitalized Interest Amount                                                        (549,621)
                                                                                                       -----------
      C.       Investment Earnings                                                                           6,827
                                                                                                       -----------
      D.       Investment Earnings Transfer to Collections Account                                          (6,827)
                                                                                                       -----------
      E.       Payment of Overfunded Capitalized Interest Amount                                        (1,117,046)
                                                                                                       -----------
      F.       Payment of Remaining Capitalized Interest Account                                                 0
                                                                                                       -----------
                                                                                                                       (1,666,667)
                                                                                                                     ------------
      G.       End of period Capitalized Interest Account balance                                                              $0
                                                                                                                     ============

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.       Available Funds:

           (1)   Collections on Receivables during period
                       (net of Liquidation Proceeds)                                                   $22,893,557
                                                                                                       -----------
           (2)   Liquidation Proceeds collected
                       during period                                                                       580,172
                                                                                                       -----------
           (3)   Purchase Amounts deposited in Collection
                    Account
           (4) (a)    Investment Earnings - Collection Account                                             300,560
                                                                                                       -----------
               (b)    Investment Earnings - Transfer From Prefunding Account                               617,245
                                                                                                       -----------
               (c)    Investment Earnings - Transfer From Capitalized
                                 Interest Account                                                            6,827
                                                                                                       -----------
           (5)   Collection of Supplemental Servicing Fees
               (a)    Extension Fees                                                                         4,378
                                                                                                       -----------
               (b)    Repo and Recovery Fees Advanced                                                       26,036
                                                                                                       -----------
               (c)    Other Fees                                                                            73,227
                                                                                                       -----------
           (6)   Monthly Capitalized Interest Amount                                                       549,621
                                                                                                       -----------
           (7)   Mandatory Prepayment Amount
                                                                                                       ===========
           Total Available Funds                                                                                       25,051,623
                                                                                                                     ------------

      B.   Distributions:

           (1)      Base Servicing Fee and Supplemental Servicing Fees
                 (a)       Base Servicing Fee                                                            1,437,637
                                                                                                       -----------
                 (b)       Repo and Recovery Fees                                                           26,036
                                                                                                       -----------
                 (c)       Bank Service Charges                                                             11,735
                                                                                                       -----------
                 (d)       Other Fees                                                                       73,227
                                                                                                       -----------
           (2)      Agent fees                                                                                 417
                                                                                                       -----------
           (3)      Refunds of Overpayments paid by AFS                                                     11,231
                                                                                                       -----------
           (4)      Noteholders' Interest Distributable Amount
                            (a)        Class A - 1                                                       2,247,720
                                                                                                       -----------
                            (b)        Class A - 2                                                       1,086,400
                                                                                                       -----------
                            (c)        Class A - 3                                                       1,509,300
                                                                                                       -----------

           (5)      Noteholders' Principal Distributable Amount
                            (a)        Class A - 1                                                      12,529,008
                                                                                                       -----------
                            (b)        Class A - 2                                                               0
                                                                                                       -----------
                            (c)        Class A - 3                                                               0
                                                                                                       -----------

           (6)      Security Insurer Premiums
                            (a)  FSA Insurance Premium                                                     177,583
                                                                                                       -----------
                            (b)  RCCA  Premium                                                             158,125
                                                                                                       -----------

           Total distributions                                                                                         19,268,419
                                                                                                                     ------------

      C.         Excess Available Funds (or Deficiency Claim Amount)                                                    5,783,204
                                                                                                                     ------------

      D.         Noteholders' Accelerated Principal Amount                                                             (5,783,204)
                                                                                                                     ------------

      E.         Deposit to Spread Account                                                                                     $0
                                                                                                                     ============

                                                               2


VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.         Excess Available Funds (VI.C.)                                                         $5,783,204
                                                                                                       -----------
      B.         Pro Forma Note Balance (II.A.-II.B.)                                                  858,261,007
                                                                                                       -----------
      C.         Required Pro Forma Note Balance (90% x (I.D.+III.F.)                                  780,789,576
                                                                                                       -----------
      D.         Excess of Pro Forma Balance over Required Balance
                       (B. - C.)                                                                        77,471,431
                                                                                                       -----------
      E.         End of Period  Class A-1 Note Balance (before accel.
                       payments)                                                                       402,477,803
                                                                                                       -----------
      F.         Lesser of D. or E.                                                                     77,471,431
                                                                                                       -----------
      G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                   $5,783,204
                                                                                                                     ------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.         Pro Forma Note Balance                                                               $858,261,007
                                                                                                       -----------
      B.         Required Pro Forma Note Balance                                                       780,789,576
                                                                                                       -----------
      C.         Excess of Pro Forma Balance over Required Balance
                       (A. - B.)                                                                        77,471,431
                                                                                                       -----------
      D.         End of Period  Class A-1 Note Balance (before accel.
                       payments)                                                                       402,477,803
                                                                                                       -----------
      E.         Greater of C. or D.                                                                   402,477,803
                                                                                                       -----------
      F.         Excess Available Funds  (VI.C.)                                                         5,783,204
                                                                                                       -----------
      G.         Investment Earnings on Collection Account                                                 300,560
                                                                                                       -----------
      H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                    $396,995,159
                                                                                                                     ------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.       Beginning of period Spread Account balance                                                             $20,999,999
                                                                                                                     ------------

      B.       Additions to Spread Account

           (1)       Deposits from Collections Account (VI. E.)                                                  0
                                                                                                       -----------
           (2)       Investment Earnings                                                                    80,537
                                                                                                       -----------
           (3)       Deposits Related to Subsequent Receivables Purchases                                6,000,000
                                                                                                       -----------

           Total Additions                                                                                              6,080,537
                                                                                                                     ------------

      C.       Spread Account balance available for withdrawals                                                        27,080,536
                                                                                                                     ------------

      D.       Requisite Amount of Spread Account

             (1)       Initial Spread Account Deposit                                                  $18,000,000
                                                                                                       -----------
             (2)       Subsequent Spread Account Deposits                                                8,999,999
                                                                                                       -----------
             (3)       Total Initial & Subsequent Spread Account Deposits
                             (1)+(2)                                                                    26,999,999
                                                                                                       -----------
             (4)       $100,000                                                                            100,000
                                                                                                       -----------
             (5)       1 1/2% of Original Pool Balance (total deliveries)                              $13,500,000
                                                                                                       -----------
             (6)       End of period Note Balance (before accel. principal
                             shortfall calc)                                                           852,477,774
                                                                                                       -----------
             (7)       Lesser of (5) or (6)                                                             13,500,000
                                                                                                       -----------
             (8)       Floor Amount Greater of (4) or (7)                                               13,500,000
                                                                                                       -----------
             (9)       Aggregate Principal Balance                                                     867,543,973
                                                                                                       -----------
            (10)       End of period Note Balance (before accel. principal
                            shortfall calc)                                                            852,477,774
                                                                                                       -----------
            (11)      Line (9) less line (10) (During Funding Period amount
                            equal to zero)                                                              15,066,199
                                                                                                       -----------
            (12)      OC level (11)/(9)                                                                       1.74%
                                                                                                       -----------
            (13)      Spread Ending Balance as a Percent of Aggregate
                           Principal Balance                                                                  3.11%
                                                                                                       -----------
            (14)      OC Percentage (12) + (13)                                                               4.85%
                                                                                                       -----------
            (15)      13% less OC level, if OC percentage is greater than
                           or equal to 13%                                                                     n/a
                                                                                                       -----------
            (16)      If OC percentage is equal to or greater than 13%,
                           Percent in (15) x End of Period Aggregate
                           Principal Balance                                                                   n/a
                                                                                                       -----------
            (17)      If OC Percentage is less than 13%, 3% of Original
                           Pool Balance (total deliveries)                                              26,999,999
                                                                                                       -----------
            (18)       15% of end of period Aggregate Principal Balance
                           if Trigger Date                                                                     n/a
                                                                                                       -----------

            Requisite Amount of Spread Account (either (3), (8), (14),
                           (16), (17) or (18) as applicable)                                                           26,999,999
                                                                                                                     ------------

      E.       Withdrawals from Spread Account

           (1)       Priority First - Deficiency Claim Amount                                                    0
                                                                                                       -----------
           (2)       Priority Second through Third
                                                                                                       -----------
           (3)       Priority Fourth - Accelerated Payment Amount Shortfall             396,995,159
                                                                                       ------------
                         Accelerated Payment Amount Shortfall in Excess of
                               Requisite Amount                                                             80,537
                                                                                                       -----------
           (4)       Priority Fifth through Sixth
                                                                                                       -----------
           (5)       Priority Seventh - to Servicer
                                                                                                       -----------

           Total withdrawals                                                                                               80,537
                                                                                                                     ------------

      F.       End of period Spread Account balance                                                                   $26,999,999
                                                                                                                     ------------




                                                               3


X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.       Beginning of period number of Receivables                                                                   49,767
                                                                                                                     ------------

      B.       Number of Subsequent Receivables Purchased                                                                  13,688
                                                                                                                     ------------

      C.       Number of Receivables becoming Liquidated
                      Receivables during period                                                                                81
                                                                                                                     ------------

      D.       Number of Receivables becoming Purchased
                      Receivables during period

      E.       Number of Receivables paid off during period                                                                   363
                                                                                                                     ------------

      F.       End of period number of Receivables                                                                         63,011
                                                                                                                     ============


XI.         STATISTICAL DATA:

      A.       Weighted Average APR of the Receivables                                                                     18.35%
                                                                                                                     ------------

      B.       Weighted Average Remaining Term of the Receivables                                                           55.98
                                                                                                                     ------------

      C.       Average Receivable Balance                                                                                 $13,768
                                                                                                                     ------------

      D.       Aggregate Realized Losses                                                                                 $685,231
                                                                                                                     ------------




By:        /s/ Preston A. Miller
           ---------------------
Name:      Preston A. Miller
           -----------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      February 2, 2000
           ----------------

               AmeriCredit Automobile Receivables Trust 1999-D
                    Class A-1 6.4100% Asset Backed Notes
                    Class A-2 6.7900% Asset Backed Notes
                    Class A-3 7.0200% Asset Backed Notes
                           Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:      1/1/00
Monthly Period Ending:        1/31/00

I.  MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                           Class A-1   Class A-2       Class A-3      TOTAL
                                                                           ---------   ---------       ---------      -----
      A.       Preliminary End of period Note Balance                    $402,397,237  $192,000,000    $258,000,000  $852,397,237
                                                                         --------------------------------------------------------
      B.       Deficiency Claim Amount                                              0             0               0             0

      C.       End of period Note Balance                                $402,397,237  $192,000,000    $258,000,000  $852,397,237
                                                                         ========================================================
      D.       Note Pool Factors                                          89.4216082%  100.0000000%    100.0000000%   94.7108041%
                                                                         ========================================================
II.   RECONCILIATION OF SPREAD ACCOUNT:
      A.       Preliminary End of period Spread Account balance                                                       $26,999,999
                                                                                                                     ------------
      B.       Priority First - Deficiency Claim Amount from preliminary certificate                                            0
                                                                                                                     ------------
      C.       End of period Spread Account balance                                                                   $26,999,999
                                                                                                                     ------------
X.    PERFORMANCE TESTS:
      A.       Delinquency Ratio
               (1)     Receivables with Scheduled Payment
                             delinquent more than 60 days
                             at end of period                                                           $9,208,873
                                                                                                       -----------
               (2)     Purchased Receivables with Scheduled
                             Payment delinquent more than 60
                             days at end of period
                                                                                                       -----------
               (3)     Beginning of period Principal Balance                                           880,072,981
                                                                                                       -----------
               (4)     Delinquency Ratio (1)+(2) divided by (3)                                                             1.05%
                                                                                                                     ------------
               (5)     Previous Monthly Period Delinquency Ratio                                                            0.77%
                                                                                                                     ------------
               (6)     Second previous Monthly Period Delinquency Ratio                                                     0.19%
                                                                                                                     ------------
               (7)     Average Delinquency Ratio (4)+(5)+(6)
                             divided by 3                                                                                   0.67%
                                                                                                                     ------------
               (8)     Compliance (Delinquency Test Failure is a
                             Delinquency Ratio equal to or greater than 5.00%)                                             yes
                                                                                                                     ------------

                                       1

      B.       Cumulative Default Rate
               (1)      Defaulted Receivables in Current Period                                         $3,616,304
                                                                                                       -----------
               (2)      Cumulative Defaulted Receivables Including
                             Defaulted Receivables in Current Period                                     6,375,077
                                                                                                       -----------
               (3)      Original Pool Balance                                                          899,999,971
                                                                                                       -----------
               (4)      Cumulative Default Rate (2) divided by (3)                                                          0.71%
                                                                                                                     ------------
               (5)      Compliance (Default Test Failure is a Cumulative
                             Default Rate equal to or greater than 5.26%.)                                                 yes
                                                                                                                     ------------
      C.       Cumulative Net Loss Rate
               (1)      Receivables becoming Liquidated Receivables during period                       $1,002,761
                                                                                                       -----------
               (2)      Purchased Receivables with Scheduled
                             Payment delinquent more than 30 days at end of period
                                                                                                       -----------
               (3)      Cram Down Losses occurring during period
                                                                                                       -----------
               (4)      Liquidation Proceeds collected during period                                      (580,172)
                                                                                                       -----------
               (5)      Net Losses during period (1)+(2)+(3)-(4)                                           422,589
                                                                                                       -----------
               (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                        262,642
                                                                                                       -----------
               (7)      CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES                                         0.08%
                             (5) + (6) divided by (9)                                                                ------------

               (8)      50% of Receivables with Scheduled Payment delinquent
                             more than 90 days at end of period                                          1,938,381
                                                                                                       -----------
               (9)      Original Aggregate Principal Balance plus Pre-Funded Amount as of
                             the Closing Date                                                          900,000,000
                                                                                                       -----------
               (10)     Cumulative Net Loss Rate (5)+(6)+(8)
                             divided by (9)                                                                                 0.29%
                                                                                                                     ------------
               (11)     Compliance (Net Loss Test Failure is a
                             Net Loss Rate equal to or greater than 3.01%.)                                                yes
                                                                                                                     ------------
      D.       Extension Rate
               (1)      Principal Balance of Receivables extended during current period                   $461,375
                                                                                                       -----------
               (2)      Beginning of Period Aggregate Principal Balance                                880,072,981
                                                                                                       -----------
               (3)      Extension Rate (1) divided by (2)                                                                   0.05%
                                                                                                                     ------------
               (4)      Previous Monthly Extension Rate                                                                     0.06%
                                                                                                                     ------------
               (5)      Second previous Monthly Extension Rate                                                              0.01%
                                                                                                                     ------------
               (6)      Average Extension Rate (3)+(4)+(5)
                             divided by 3                                                                                   0.04%
                                                                                                                     ------------
               (7)      Compliance (Extension Test Failure is an
                             Extension Rate equal to or greater than 4%.)                                                   yes
                                                                                                                     ------------
XI.   DELINQUENCY:
      A.       Receivables with Scheduled Payment delinquent
               (1)      31-60 days                                      #       2,189                  $30,640,025          3.48%
                                                                         --------------------------------------------------------
               (2)      61-90 days                                                506                    7,126,935          0.81%
                                                                         --------------------------------------------------------
               (3)      over 90 days                                              147                    2,081,938          0.24%
                                                                         --------------------------------------------------------
               Receivables with Scheduled Payment delinquent
                        more than 30 days at end of period                      2,842                  $39,848,898          4.53%
                                                                         ========================================================
By:        /s/ Preston A. Miller
           ---------------------
Name:      Preston A. Miller
           -----------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      February 2, 2000
           ----------------


                                       2